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                                                                Exhibit 10.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Individual and Group Variable and Market Value Adjusted Deferred Annuity Contracts


We consent to the inclusion in this registration statement on Form N-4 (File No. 33-43501) of our report dated February 20, 1998, on our audit of the financial statements of KILICO Variable Annuity Separate Account and to the reference to our firm under the caption "Experts".




                                                Coopers & Lybrand L.L.P.




Chicago, Illinois
April 14, 1998


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                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Individual and Group Variable and Market Value Adjusted Deferred Annuity Contracts


We consent to the inclusion in this registration statement on Form N-4 (File No. 33-43501) of our report dated March 18, 1998, on our audit of the consolidated financial statements of Kemper Investors Life
Insurance Company and to the reference to our firm under the caption "Experts".



                                                Coopers & Lybrand L.L.P.



Chicago, Illinois
April 14, 1998